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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): August 16, 2000

                               FINISAR CORPORATION
             (Exact name of registrant as specified in its charter)

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           Delaware                     000-27999                94-3038428
(State or other jurisdiction     (Commission File Number)      (IRS Employer
     of incorporation)                                       Identification No.)


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                             1308 Moffett Park Drive
                           Sunnyvale, California 94089
               (Address of principal executive offices) (Zip Code)

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       Registrant's telephone number, including area code: (408) 548-1000

                                 Not Applicable
          (Former name or former address, if changed since last report)

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ITEM 5.  OTHER MATTERS

         On August 16, 2000, Finisar Corporation (the "Company") announced that it had entered into an agreement to acquire Sensors Unlimited, Inc. ("Sensors"), a privately-held company located in Princeton, New Jersey. Attached as an exhibit is a press release announcing the transaction.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits:

                  99.1     Press Release dated August 16, 2000.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           FINISAR CORPORATION

Date:  August 29, 2000                     By: /s/ Stephen K. Workman
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                                                 Stephen K. Workman
                                                 Vice President, Finance and
                                                 Chief Financial Officer

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                                  EXHIBIT INDEX

Exhibit No.              Description

      99.1               Press release dated August 16, 2000.